UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 3, 2021

FDCTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-221726	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Spectrum Center Drive, Suite 300, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 445-6047

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

On February 3, 2021, FDCTech, Inc (the “Company”), executed a Non-Binding Term Sheet (the “Agreement”) to acquire all of the issued and outstanding shares of Genesis Financial, Inc., a Wyoming corporation, (“Genesis”) in exchange for $35,000,000 worth of the Company’s common stock. The total number of the Company’s shares to be issued to Genesis will be priced at a 10% premium to the closing price on the day prior to the announcement of the Company’s intent to acquire Genesis. The maximum number of Company shares to be exchanged will not exceed 70,000,000 shares. Upon the closing, Genesis shall have the right to appoint two board members to the Company’s Board of Directors. The closing is subject to standard conditions including, completion of due diligence by both parties and the negotiation and execution of mutually acceptable definitive documents. The Agreement merely represents the present understanding with respect to the intended acquisition transaction and is not binding upon the parties.

Genesis operates its business mainly through two Australian regulated entities in the wealth management and tax and accounting advisory services. The consolidated revenue and EBITDA for the 2020 fiscal year are $15.6 million and $1.2 million, respectively.

Garden State Securities Inc. (“GSS”), a FINRA member, acted as the Company’s advisor to the Agreement.

The foregoing description of the Non-Binding Term Sheet does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On February 9, 2021, the Company issued a press release announcing the execution of a Letter of Intent to acquire Genesis Financial, Inc. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Non-Binding Term Sheet dated February 3, 2021 between the Company and Genesis Financial, Inc.
99.1	Press Release issued February 9, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

/s/ Mitchell Eaglstein
Mitchell Eaglstein
President and CEO

February 9, 2021